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                                                                           EXHIBIT NO. 21

                                MERCANTILE BANCORPORATION INC.
                                         SUBSIDIARIES
                                   AS OF FEBRUARY 27, 1998
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                                                                                  STATE OR
           SUBSIDIARY                                                            JURISDICTION
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
Ameribanc, Inc.
      Mercantile Bank of Northern Missouri                                        Missouri
      Mercantile Bank of Trenton                                                  Missouri
      Mercantile Bank of Northwest Missouri                                       Missouri
      Mercantile Bank National Association                                     United States
            Mercantile Bank Community Development Corp., Inc.                     Missouri
            Mercantile Business Credit, Inc.                                      Missouri
            Mercantile Subsidiary #1 Inc.                                         Missouri
            Mississippi Valley Advisors Inc.                                      Missouri
            Mercantile Investment Services, Inc.                                  Missouri
            Mercantile Properties, Inc.                                           Missouri
            Mark Twain Brokerage Services                                         Missouri
            Mercantile Community Development Corp.                                Missouri
            Sangamon Investment Company                                           Missouri
            Mercantile Insurance Services, Inc.                                   Missouri
            Infinet Securities, Inc.                                              Missouri
            Mark Twain St. Louis Investment Company                               Missouri
            Metropolitan Savings Service Corporation                              Missouri
                  Lending Express, L.P.                                           Missouri
            Mercantile Center Associates                                          Missouri
                  Mercantile Center Redevelopment Corp.                           Missouri
            Mercantile Bank International                                         Missouri
                  Mercantile Trade Services Limited                               Missouri
            Manley Investment Company                                             Missouri
                  Mercantile Mortgage Investment Company, Inc.                    Missouri
            Roosevelt Texas Holdings, Inc.                                        Missouri
            American Property and Casualty Company                                Missouri
            Caltrop Corporation                                                   Missouri
                  Lakewood Oaks Golf Club, Ltd.                                   Missouri
                  Fortune Homes, Inc.                                             Missouri
            Mercantile Mortgage Financial Company                                 Missouri
                  Mercantile Mortgage Realty L.L.C.                               Illinois
      Mercantile Bank of Kansas City                                              Missouri
      Mercantile Bank of Missouri Valley                                          Missouri
      Mercantile Trust Company National Association                            United States
      Mercantile Bank of Memphis                                                  Missouri
      Mercantile Bank of South Central Missouri                                   Missouri
            So Mo Investment Company, Inc.                                        Missouri
            South Central Investments Inc.                                        Illinois
                  South Central Financial L.L.C.                                  Illinois
      Mercantile Bank of Southeast Missouri                                       Missouri
            Southeast Investments Inc.                                            Illinois
                  Southeast Financial L.L.C.                                      Illinois
      Mercantile Bank of Northern Illinois                                        Illinois


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                                                                                  STATE OR
           SUBSIDIARY                                                            JURISDICTION
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            Today's Mortgage Source, Inc.                                         Illinois
            Today's Financial Services Company                                    Illinois
      Mercantile Bank of Southern Illinois                                        Illinois
      Mercantile Bank of Central Missouri                                         Missouri
            Central Investments Inc.                                              Illinois
                  Central Financial L.L.C.                                        Illinois
            Financial Ideas, Inc.                                                 Missouri
      Mercantile Bank of Western Missouri                                         Missouri
            West Mo Investments Inc.                                              Illinois
                  Western Financial L.L.C.                                        Illinois
      Mercantile Bank of St. Joseph                                               Missouri
            Northern Investments Inc.                                             Illinois
                  Northern Financial L.L.C.                                       Illinois
      Mercantile Bank                                                              Kansas
            Mercantile Financial of Kansas, Inc.                                   Kansas
            Mark Twain Real Estate Redevelopment Corp. I                          Missouri
            Kansas Trust Company                                                   Kansas
            Mark Twain Kansas City Bank Community Development Corp.                Kansas
      Mercantile Bank of Arkansas National Association                         United States
            Mercantile Financial of Little Rock, Inc.                             Illinois
            Mercantile Financial of Little Rock, L.L.C.                           Illinois
      Mercantile Bank of Western Iowa                                               Iowa
            Western Iowa Realty Company, Inc.                                       Iowa
            Mercantile Guaranteed Loans                                             Iowa
            Mercantile Leasing Corporation                                          Iowa
      Mercantile Bank of Eastern Iowa                                               Iowa
            Waterloo Realty Company, Inc.                                           Iowa
      Horizon Bank                                                                Arkansas
            Horizon Mortgage Company, Inc.                                        Arkansas
            London I, Inc.                                                        Arkansas
                  Hughes Villas Limited Partnership                               Arkansas
            Horizon Financial Services, Inc.                                      Arkansas
      MidAmerican Insurance Agency, Inc.                                           Kansas
      F & H Realty Corp.                                                          Missouri
      Mississippi Valley Life Insurance Company                                   Arizona
      Alton Downtown Parking, Inc.                                                Illinois
      D.D. Development of Sterling Limited Partnership                            Illinois
      Mercantile Service Corp.                                                      Iowa
      Roosevelt Financial Services, Inc.                                          Missouri
      Tarquad Corporation                                                         Missouri
      Mark Twain Properties, Inc.                                                 Missouri
      Mark Twain Community Development Corp.                                      Missouri
      Mark Twain Investment Advisory Company                                      Missouri
Franklin Finance Company                                                          Delaware
Supplemental Monetary Transfer System                                             Missouri
Mercantile Capital Trust I                                                        Missouri
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